EXHIBIT 10.1

OMNIBUS ASSUMPTION AND ASSIGNMENT AGREEMENT

THIS OMNIBUS ASSUMPTION AND ASSIGNMENT AGREEMENT (this “AGREEMENT”), dated as of October 6, 2009, is among ARCH CHEMICALS RECEIVABLES CORP., a Delaware corporation (the “Seller”), ARCH CHEMICALS, INC., a Virginia corporation, individually (“Arch”) and, as servicer (in such capacity, the “Servicer”, and together with the Seller, the “Seller Parties”), THREE PILLARS FUNDING LLC, a Delaware corporation (“TPF”), SUNTRUST ROBINSON HUMPHREY, INC. (F/K/A SUNTRUST CAPITAL MARKETS, INC.), a Tennessee corporation, as administrator (the “Existing Administrator”) MARKET STREET FUNDING LLC, a Delaware limited liability company (“Market Street”), and PNC BANK, NATIONAL ASSOCIATION, a national banking association (“PNC”), as successor administrator (the “Successor Administrator”), and acknowledged and agreed to by ARCH TREATMENT TECHNOLOGIES, INC., a Virginia corporation, ARCH WOOD PROTECTION, INC., a Delaware corporation, and ARCH PERSONAL CARE PRODUCTS, L.P., a New Jersey limited partnership (collectively, the “Subsidiary Originators”).

BACKGROUND

The Seller, TPF, the Servicer and the Existing Administrator are parties to that certain Receivables Purchase Agreement dated as of June 27, 2005 (as amended, restated, supplemented or otherwise modified prior to giving effect to any amendment on the date hereof, the “Receivables Purchase Agreement”). Capitalized terms used and not otherwise defined herein have the respective meaning assigned to such terms in the Receivables Purchase Agreement.

WHEREAS, TPF and the Existing Administrator each desires to transfer all of its right, title, interest and obligations in, to and under the Receivables Purchase Agreement and the Receivable Interest to Market Street and the Successor Administrator, as applicable, and each of Market Street and the Successor Administrator, as applicable, desires to purchase and assume all of the TPF’s and the Existing Administrator’s, as applicable, right, title, interest and obligations in, to and under the Receivables Purchase Agreement and the Receivable Interest and to become party to the Receivables Purchase Agreement.

NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Representations and Warranties. The Seller desires that each of TPF and the Existing Administrator transfer, as applicable, all of its right, title, interest and obligations in, to and under the Receivable Purchase Agreement, the Receivable Interest, all related property and Invested Amount and that Market Street becomes a party to the Receivables Purchase Agreement and the Successor Administrator becomes the Administrator under the Receivables Purchase Agreement and upon the terms and subject to the conditions set forth herein. Each of TPF and the Existing Administrator agrees to transfer, as applicable, all of its right, title, interest and obligations in, to and under the Receivables Purchase Agreement, the Receivable Interest, all related property and the Invested Amount (the “Transfer”) on and as of October 6, 2009 (the

“Closing Date”). Market Street and the Successor Administrator, as applicable, agree to purchase and assume, all of TPF’s and the Existing Administrator’s, as applicable, right, title, interest and obligations in, to under the Receivables Purchase Agreement, the Receivable Interest, all related property and Invested Amount and Market Street agrees to become a party to the Receivables Purchase Agreement and the Successor Administrator agrees to become the Administrator under the Receivables Purchase Agreement. Market Street and the Successor Administrator shall not be a party to the Receivables Purchase Agreement for any purpose before the effectiveness of this Agreement, and immediately after the effectiveness of this Agreement and the Transfer, Market Street and the Successor Administrator and the other parties to the Receivables Purchase Agreement shall amend and restate the Receivables Purchase Agreement pursuant to the terms of that certain Amended and Restated Receivables Purchase Agreement, dated as of October 6, 2009 (the “Amended and Restated Receivables Purchase Agreement”).

Each of the Seller Parties hereby represents and warrants to Market Street and the Successor Administrator as of the date hereof, as follows:

(i) the representations and warranties of such Seller Party contained in Section 5.1 of the Receivables Purchase Agreement are true and correct in all material respects on and as the date of the Transfer as though made on and as of such date (except for representations and warranties which apply as to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date);

(ii) no event has occurred and is continuing, or would result from the Transfer, that constitutes a Amortization Event or Unmatured Amortization Event; and

(iii) the Facility Termination Date has not occurred.

SECTION 2. Transfer and Assumption of Purchases; Assignment of Receivable Interest.

(a) For effect on the Closing Date, TPF hereby transfers and assigns to Market Street, and Market Street hereby accepts and assumes TPF’s obligation to fund Purchases through issuance of Commercial Paper or a Liquidity Funding pursuant to the terms of the Receivables Purchase Agreement up to the Purchase Limit. Following such transfer to and assumption by Market Street, TPF shall no longer have an obligation to fund a Purchase pursuant to the terms of Receivables Purchase Agreement.

(b) Upon receipt of the amount described in Section 5(c) below on the Closing Date, TPF hereby sells and assigns to Market Street without recourse and without representation or warranty (except that it is the sole owner of and has good and marketable title to the portion of Receivable Interest being transferred hereunder, free of any Adverse Claim created by it), and Market Street hereby purchases and assumes TPF’s interest in and to the Receivable Interest, the Invested Amount related thereto and that portion of TPF’s other rights and obligations under the Receivables Purchase Agreement as of the Closing Date, equal to the following:

Purchase Limit for Market Street:	$40,000,000

Invested Amount allocable to Receivables Interest assigned to Market Street:	$0.00
TPF’s remaining Invested Amount:	$0.00

SECTION 3. Assignment of Security Interest under Transaction Documents. The Existing Administrator hereby assigns to the Successor Administrator, for the benefit of Market Street, all of its right, title, interest and obligations, in to and under all security interests granted or otherwise assigned to the Existing Administrator under the Transaction Documents. The Seller, Arch and the Subsidiary Originators hereby acknowledge such assignment and authorize the Successor Administrator to take all such actions, including, without limitation, the filing of financing statements or financing statements assignments and amendments reasonably necessary to evidence such assignment or to perfect the security interests assigned to the Successor Administrator under this Agreement.

SECTION 4. Omnibus Assignment. TPF and the Existing Administrator, as applicable, hereby assigns all of its right, title, interest and obligations, in to and under the Transaction Documents (including each Collection Account Agreement) to Market Street and the Successor Administrator, as applicable. Each of the Seller, Arch, the Servicer and the Subsidiary Originators hereby consents to such assignment.

SECTION 5. Effect of Assignment and Assumption.

(a) Subject to the satisfaction of the conditions set forth herein, upon execution and delivery of this Agreement by the Seller, the Servicer, TPF, Market Street, the Existing Administrator and the Successor Administrator, the acknowledgment to the transactions contemplated hereby by the Subsidiary Originators, and receipt by the Successor Administrator of counterparts of this Agreement (whether by facsimile or otherwise) executed by each of the parties hereto, from and after the Closing Date, each of Market Street and the Successor Administrator shall become a party to, and have the rights and obligations of TPF and of an Administrator, respectively, under, the Receivables Purchase Agreement (as may be further amended and restated on the Closing Date), and each of TPF and the Existing Administrator, shall relinquish its rights and interest (other that the right to receive payments and indemnifications which accrued in favor of TPF and the Existing Administrator prior to but not including the date hereof) and be released from its obligations under the Receivables Purchase Agreement. The Fee Letter dated June 27, 2005, as amended, restated, supplemented or otherwise modified through the date hereof among the Seller, Arch and the Existing Administrator shall terminate upon the receipt by TPF of the amounts in Section 5(c) below.

(b) Market Street and the Successor Administrator hereby instruct the Servicer to make all payments from and after the Closing Date in respect of the Receivable Interest and Invested Amount assigned hereby directly to Market Street and the Successor Administrator. TPF and Market Street agree that all CP Costs, Yield, fees and expenses accrued up to, but not including, the Closing Date are the property of TPF, and not Market Street. Market Street and the Successor Administrator agree that, from and after the Closing Date, upon receipt of any such CP Costs, Yield, fees or expenses accrued up to, but not including, the Closing Date, Market Street or the Successor Administrator, as applicable, will promptly remit the same to the Existing Administrator. TPF and the Existing Administrator agree that, from and after the Closing Date, upon receipt of any such CP Costs, Yield, fees or expenses accrued from and after the Closing Date, TPF or the Existing Administrator, as applicable will promptly remit the same to the Successor Administrator.

(c) On the Closing Date, Seller shall initiate a wire transfer by 12 p.m. (New York time) to TPF, in immediately available funds of, $37,700.23, which amount is equal to CP Costs, Yield, fees and expenses (including any expenses of legal counsel to TPF and the Existing Administrator) accrued up to, but not including, the Closing Date, in accordance with the following payment instructions:

SunTrust Bank

Atlanta, GA

ABA: 061000104

Account Name: Three Pillars Funding

Acct. No.: 8800171236

Attn: James Watkins

Reference: Arch Chemicals Receivables Corp.

(d) All notices and other communications delivered or to be delivered hereunder or under the Receivables Purchase Agreement to any of Market Street, the Successor Administrator or PNC shall be sent or delivered to such Person at the address set forth under its name on the signature pages hereof.

SECTION 6. THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF A SECURITY INTEREST OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. This Agreement may not be amended, supplemented or waived except pursuant to a writing signed by the party to be charged. This Agreement may be executed in counterparts, and by the different parties on different counterparts, each of which shall constitute an original, but all together shall constitute one and the same agreement. The section and other headings contained in this Agreement are for reference purposes only and shall not control or affect the construction of this Agreement or the interpretation hereof in any respect.

SECTION 7. Each party hereto hereby covenants and agrees that, prior to the date that is one year and one day after the payment in full of all outstanding senior indebtedness of Market Street or TPF, it will not institute against, or join any other Person in instituting against, Market Street or TPF, as applicable, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States. The agreements set forth in this Section 7 and the parties’ respective obligations under this Section 7 shall survive the termination of this Agreement.

SECTION 8. Notwithstanding any provisions contained in this Agreement to the contrary, Market Street and TPF shall not, and shall not be obligated to, pay any amount pursuant to this Agreement unless (a) Market Street or TPF, as applicable has received funds which may be used to make such payment and which funds are not required to repay the commercial paper notes of Market Street or TPF, as applicable, when due and (b) after giving effect to such payment, either (i) there is sufficient liquidity availability (determined in accordance with the program documents of Market Street or TPF, as applicable), under all of the liquidity facilities for Market Street’s or TPF’s commercial paper program, as applicable, to pay the “Face Amount” (as defined below) of all outstanding commercial paper notes of Market Street or TPF, as applicable, when due or (ii) all commercial paper notes of Market Street or TPF, as applicable, are paid in full. Any amount which Market Street or TPF, as applicable, does not pay pursuant to the operation of the preceding sentence shall not constitute a claim (as defined in §101 of the Bankruptcy Code) against or an obligation of Market Street or TPF, as applicable, for any such insufficiency unless and until such payment may be made in accordance with clauses (a) and (b) above. The agreements in this Section 8 shall survive termination of this Agreement and payment of all obligations hereunder. As used in this Section, the term “Face Amount” means, with respect to outstanding commercial paper notes of Market Street or TPF, as applicable, (x) the face amount of any such commercial paper notes issued on a discount basis, and (y) the principal amount of, plus the amount of all interest accrued and to accrue thereon to the stated maturity date of, any such commercial paper notes issued on an interest-bearing basis.

(continued on following page)

IN WITNESS WHEREOF, the parties hereto have executed this Agreement by their duly authorized officers as of the date first above written.

ARCH CHEMICALS RECEIVABLES CORP., as Seller

By:	/s/ W. PAUL BUSH
Name:	W. Paul Bush
Title:	VP and Treasurer

ARCH CHEMICALS, INC., individually and as Servicer

By:	/s/ W. PAUL BUSH
Name:	W. Paul Bush
Title:	Treasurer

THREE PILLARS FUNDING LLC

By:	/s/ DORIS J. HEARN
Name:	Doris J. Hearn
Title:	Vice President

SUNTRUST ROBINSON HUMPHERY, INC., as Existing Administrator

By:	/s/ KECIA P. HOWSON
Name:	Kecia P. Howson
Title:	Director

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MARKET STREET FUNDING LLC

	By:	/s/ DORIS J. HEARN
	Name:	Doris J. Hearn
	Title:	Vice President

Address:	Market Street Funding LLC
c/o AMACAR Group, L.L.C. 6525 Morrison Boulevard, Suite 318
Charlotte, North Carolina 28211

Attention: Douglas K. Johnson
Telephone No. 704-365-0569
Facsimile No.: 704-365-1362

With a copy to:
PNC Bank, National Association
One PNC Plaza, 26th Floor
249 Fifth Avenue
Pittsburgh, Pennsylvania 15222-2707

Attention: William Falcon
Telephone No.: 412-762-5442
Facsimile No.: 412-762-9184

PNC BANK, NATIONAL ASSOCIATION, as Successor Administrator

	By:	/s/ WILLIAM P. FALCON
	Name:	William P. Falcon
	Title:	Vice President

Address:	PNC Bank, National Association
One PNC Plaza, 26th Floor
249 Fifth Avenue
Pittsburgh, Pennsylvania 15222-2702

Attention: William Falcon
Telephone No.: 412-762-5442
Facsimile No.: 412-762-9184

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Acknowledged and Agreed to:

ARCH TREATMENT TECHNOLOGIES, INC., as a Subsidiary Originator

By:	/s/ W. PAUL BUSH
Name:	W. Paul Bush
Title:	VP and Treasurer

ARCH WOOD PROTECTION, INC., as a Subsidiary Originator

By:	/s/ W. PAUL BUSH
Name:	W. Paul Bush
Title:	Treasurer

ARCH PERSONAL CARE PRODUCTS, L.P., as a Subsidiary Originator

By:	Arch PCI, Inc., as general partner

By:	/s/ W. PAUL BUSH
Name:	W. Paul Bush
Title:	Treasurer

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